UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Legg Mason Partners Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

DECEMBER 31, 2006

Legg Mason Partners

Short-Term Investment
Grade Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Legg Mason Partners

Short-Term Investment Grade Bond Fund

Annual Report  •  December 31, 2006

What’s

Inside

Fund Objective

The Fund seeks current income, preservation of capital and liquidity.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened in the fourth quarter, due largely to increased consumer spending. Over this time, the advance estimate for GDP growth was 3.5%.

After increasing the federal funds rateii to 5.25% in June—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June—with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively—rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices fell after reaching a record high in mid-July. Overall, during the 12 months ended December 31, 2006, two-year Treasury yields increased to 4.82% versus 4.41% when the reporting period began. Over the same period, 10-year Treasury yields moved from 4.39% to 4.71%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 4.33%.

Legg Mason Partners Short-Term Investment Grade Bond Fund         I

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.

The Fund was formerly known as Smith Barney Short-Term Investment Grade Bond Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

II         Legg Mason Partners Short-Term Investment Grade Bond Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President, Chairman and Chief Executive Officer

January 31, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Legg Mason Partners Short-Term Investment Grade Bond Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The economy weakened during the period due, in part, to the lagged effect of higher short-term interest rates and a rapidly cooling housing market. Inflationary pressures intensified during the first half of the reporting period. However, as oil prices retreated from their July record high and housing prices moderated, inflation became less of an issue. The Federal Reserve Board (“Fed”)i boosted its target federal funds rateii from 4.25% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the year. Turning to the bond market, the Treasury yield curveiii flattened in 2006, as the difference between short- and long-term yields narrowed. Throughout much of 2006, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. Historically, this anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.iv

Performance Review

For the 12 months ended December 31, 2006, Class A shares of Legg Mason Partners Short-Term Investment Grade Bond Fund, excluding sales charges, returned 3.98%. These shares underperformed the Lipper Short Investment Grade Debt Funds Category Average1, which increased 4.17%. The Fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-5 Years Indexv returned 4.30% for the same period.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         1

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 235 funds in the Fund’s Lipper category, and excluding sales charges.

Performance Snapshot as of December 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

Short-Term Investment Grade Bond Fund—Class A Shares	3.54%	3.98%

Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index	3.58%	4.30%

Lipper Short Investment Grade Debt Funds Category Average	3.01%	4.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 3.24%, Class C shares returned 3.47% and Class I (formerly Class Y) shares returned 3.71% over the six months ended December 31, 2006. Excluding sales charges, Class B shares returned 3.39%, Class C shares returned 3.39% and Class I (formerly Class Y) shares returned 4.34% over the twelve months ended December 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 241 funds for the six-month period and among the 235 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s moderate allocations to General Motors and General Motors Acceptance Corp. (GMAC) were beneficial to performance during the reporting period as their bonds generated strong results. During the year, General Motors sold a 51% controlling interest in GMAC to a consortium of investors. Upon the completion of the sale, GMAC bonds were upgraded. Elsewhere, an allocation to mortgage-backed securities was beneficial, especially in October and November, as volatility remained low and spreads narrowed.

What were the leading detractors from performance?

A. Our yield curve positioning was a negative to performance. In particular, we held an overweight position to the curve in securities maturing in less than one year. This was done in anticipation of the Fed ending its tightening campaign early in the year which, in turn, would cause the yield curve to steepen. While the Fed eventually did pause from raising short-term interest rates in August, given initially strong economic data, the Fed raised rates in January, March, May and June. This caused the yield curve to flatten rather than steepen. In addition, the Fund’s short durationvi position

2         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

detracted from results during the summer as interest rates declined given the cooling housing market and weakening economy.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes during the period.

Thank you for your investment in the Legg Mason Partners Short-Term Investment Grade Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund’s investments may be subject to prepayment risks. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv	Source: The Wall Street Journal, 1/07.

[v]	The Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index is a broad measure of the performance of short-term U.S. Treasury and corporate fixed-income securities.

vi	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         3

Fund at a Glance (unaudited)

4         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2006 and held for the six months ended December 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	3.54%	$1,000.00	$1,035.40	0.84%	$4.31

Class B	3.24	1,000.00	1,032.40	1.42	7.27

Class C	3.47	1,000.00	1,034.70	1.44	7.39

Class I(5)	3.71	1,000.00	1,037.10	0.49	2.52

(1)	For the six months ended December 31, 2006.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         5

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,020.97	0.84%	$4.28

Class B	5.00	1,000.00	1,018.05	1.42	7.22

Class C	5.00	1,000.00	1,017.95	1.44	7.32

Class I(4)	5.00	1,000.00	1,022.74	0.49	2.50

(1)	For the six months ended December 31, 2006.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/06	3.98%	3.39%	3.39%	4.34%

Five Years Ended 12/31/06	3.06	N/A	N/A	3.46

Ten Years Ended 12/31/06	4.40	N/A	N/A	4.85

Inception* through 12/31/06	4.77	1.84	2.14	4.64

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)
Twelve Months Ended 12/31/06	1.53%	(1.60)%	3.39%	4.34%

Five Years Ended 12/31/06	2.57	N/A	N/A	3.46

Ten Years Ended 12/31/06	4.18	N/A	N/A	4.85

Inception* through 12/31/06	4.61	1.37	2.14	4.64

Cumulative Total Returns(1) (unaudited)
Without Sales Charges(2)
Class A (12/31/96 through 12/31/06)	53.88%

Class B (Inception* through 12/31/06)	7.48

Class C (Inception* through 12/31/06)	9.75

Class I(3) (12/31/96 through 12/31/06)	60.55

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred.

(5)	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

*	Inception dates for Class A, B, C and I shares are November 11, 1991, January 13, 2003, August 5, 2002 and February 7, 1996, respectively.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         7

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Short-Term Investment Grade Bond Fund vs. Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index†

(December 1996 — December 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1996, assuming deduction of the maximum initial sales charge of 2.25% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2006. The Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot directly invest in an index. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

‡	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

8         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Schedule of Investments (December 31, 2006)

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

Face Amount	Rating‡	Security	Value

CORPORATE BONDS & NOTES — 28.9%
Automobiles — 0.8%
$3,220,000	BBB	DaimlerChrysler North America Holding Corp., 5.875% due 3/15/11	$3,235,095

Capital Markets — 2.5%
2,775,000	AA-	Goldman Sachs Group Inc., Notes, 3.875% due 1/15/09	2,704,634
2,630,000	A1(a)	Kaupthing Bank HF, Notes, 5.750% due 10/4/16 (b)	2,629,840
2,050,000	A-	Lehman Brothers Holdings E-Capital Trust I, Notes, 6.155% due 8/19/65 (c)	2,070,682
2,425,000	AA-	Merrill Lynch & Co. Inc., Medium-Term Notes, Series C, 4.790% due 8/4/10	2,393,936

		Total Capital Markets	9,799,092

Chemicals — 0.3%
1,000,000	A-	Dow Chemical Co., 6.000% due 10/1/12	1,028,697

Commercial Banks — 3.1%
2,820,000	A-	Glitnir Banki HF, Notes, 5.800% due 1/21/11 (b)(c)	2,824,027
1,100,000	A2e(a)	Landsbanki Islands HF, 6.100% due 8/25/11 (b)	1,119,457
1,460,000	BBB-	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (b)(d)	1,525,820
230,000	A-	Suntrust Capital, Bank Guaranteed, 6.100% due 12/1/66 (c)	224,602
1,840,000	BBB+	VTB Capital for Vneshtorgbank, Senior Notes, 5.970% due 8/1/08 (b)(c)	1,843,220
3,840,000	A-	Wachovia Capital Trust III, Bank Guaranteed, 5.800% due 3/15/42 (c)	3,875,266
600,000	A+	Wells Fargo Capital X, 5.950% due 12/15/36	590,080

		Total Commercial Banks	12,002,472

Commercial Services & Supplies — 0.8%
1,000,000	AA-	International Lease Finance Corp., 5.000% due 4/15/10	989,714
2,000,000	BBB	Waste Management, Inc., Senior Notes, 7.375% due 8/1/10	2,129,084

		Total Commercial Services & Supplies	3,118,798

Diversified Financial Services — 4.0%
2,150,000	A	Countrywide Home Loans Inc., Unsecured Notes, Series H, 6.250% due 4/15/09	2,189,794
1,375,000	A	John Deere Capital Corp., Medium-Term Notes, Series D, 4.125% due 1/15/10	1,332,624
1,000,000	BBB	MUFG Capital Finance 1 Ltd., 6.346% due 7/25/16 (d)	1,016,694
1,000,000	BBB+	Nissan Motor Acceptance Corp., Senior Notes, 5.625% due 3/14/11 (b)	1,001,309
3,425,000	AA	Principal Life Global Funding I, Notes, 2.800% due 6/26/08 (b)	3,304,231
		Residential Capital Corp.:
710,000	BBB	6.675% due 11/21/08 (c)	719,241
4,000,000	BBB	Senior Notes, 6.474% due 4/17/09 (c)	4,042,800
1,850,000	BB+	TNK-BP Finance SA, 6.875% due 7/18/11 (b)	1,917,063

		Total Diversified Financial Services	15,523,756

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         9

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Diversified Telecommunication Services — 3.9%
$1,490,000	A	AT&T Inc., 5.300% due 11/15/10	$1,491,491
2,440,000	BBB+	British Telecommunications PLC, Notes, 8.375% due 12/15/10	2,725,358
1,560,000	A-	Deutsche Telekom International Finance BV, 8.000% due 6/15/10	1,690,492
1,500,000	A-	France Telecom SA, Notes, 7.750% due 3/1/11	1,635,366
1,500,000	BBB+	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	1,619,786
2,750,000	A	New England Telephone & Telegraph Co., Notes, 5.875% due 4/15/09	2,767,671
1,500,000	BBB+	Telecom Italia Capital SA, 5.851% due 2/1/11 (c)	1,493,792
1,650,000	BBB+	Telefonica Emisiones SAU, 5.665% due 6/19/09 (c)	1,653,140

		Total Diversified Telecommunication Services	15,077,096

Electric Utilities — 1.1%
2,000,000	BBB+	Entergy Gulf States Inc., First Mortgage Notes, 3.600% due 6/1/08	1,947,838
1,000,000	BBB	Exelon Corp., Senior Notes, 6.750% due 5/1/11	1,045,491
1,180,000	BBB-	FirstEnergy Corp., Notes, Series B, 6.450% due 11/15/11	1,231,795

		Total Electric Utilities	4,225,124

Health Care Equipment & Supplies — 0.2%
810,000	A	Baxter FinCo BV, 4.750% due 10/15/10	795,272

Hotels, Restaurants & Leisure — 0.3%
1,000,000	BB	Caesars Entertainment Inc., Senior Notes, 7.500% due 9/1/09	1,038,298

Independent Power Producers & Energy Traders — 0.5%
1,770,000	BB+	TXU Corp., Senior Notes, Series O, 4.800% due 11/15/09	1,736,262

Industrial Conglomerates — 0.5%
2,000,000	BBB+	Tyco International Group SA, 6.375% due 10/15/11	2,095,132

Insurance — 0.9%
3,600,000	AA	Metropolitan Life Global Funding I, Notes, 2.600% due 6/19/08 (b)	3,446,924

IT Services — 0.2%
790,000	BBB-	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	824,095

Media — 1.8%
1,500,000	BB+	Clear Channel Communications Inc., 4.250% due 5/15/09	1,453,581
2,000,000	BBB+	Comcast Cable Communications Inc., Senior Notes, 6.750% due 1/30/11	2,097,436
1,000,000	BBB	News America Holdings Inc., 9.250% due 2/1/13	1,174,768
		Time Warner Inc.:
1,020,000	BBB+	5.500% due 11/15/11	1,018,463
1,000,000	BBB+	6.875% due 5/1/12	1,057,925
120,000	A-	Walt Disney Co., Medium-Term Notes, 5.453% due 9/10/09 (c)	120,215

		Total Media	6,922,388

Metals & Mining — 0.5%
2,070,000	BBB	Vale Overseas Ltd., 6.250% due 1/23/17	2,089,760

Multi-Utilities — 0.3%
1,000,000	BBB	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	1,012,554

See Notes to Financial Statements.

10         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

Multiline Retail — 0.1%
$500,000	BBB	May Department Stores Co., Notes, 5.750% due 7/15/14	$489,828

Oil, Gas & Consumable Fuels — 4.9%
2,360,000	BBB-	Amerada Hess Corp., 6.650% due 8/15/11	2,459,835
3,610,000	BBB-	Anadarko Finance Co., Senior Notes, Series B, 6.750% due 5/1/11	3,787,594
1,000,000	A-	ConocoPhillips, 4.750% due 10/15/12	976,288
305,000	A-	ConocoPhillips Australia Funding Co., 5.468% due 4/9/09 (c)	305,437
1,500,000	BBB	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	1,587,728
1,000,000	BBB	Duke Capital LLC, Senior Notes, 6.250% due 2/15/13	1,031,642
1,000,000	BBB+	Kinder Morgan Energy Partners LP, 6.750% due 3/15/11	1,041,431
1,830,000	A-	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	1,865,844
3,820,000	BBB	Pemex Project Funding Master Trust, Senior Notes, 5.970% due 12/3/12 (b)(c)	3,836,235
725,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	760,906
1,000,000	BBB	XTO Energy Inc., 5.650% due 4/1/16	990,340

		Total Oil, Gas & Consumable Fuels	18,643,280

Paper & Forest Products — 0.3%
1,000,000	BBB	Weyerhaeuser Co., Notes, 6.750% due 3/15/12	1,049,909

Real Estate Investment Trusts (REITs) — 0.5%
		iStar Financial Inc.:
1,500,000	BBB	5.650% due 9/15/11	1,498,248
230,000	BBB	Senior Notes, 5.700% due 9/15/09 (b)(c)	230,308

		Total Real Estate Investment Trusts (REITs)	1,728,556

Tobacco — 0.6%
2,000,000	BBB	Altria Group Inc., Notes, 7.000% due 11/4/13	2,176,000

Wireless Telecommunication Services — 0.8%
1,000,000	A	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	1,126,498
1,740,000	BBB+	Sprint Capital Corp., Notes, 8.375% due 3/15/12	1,935,860

		Total Wireless Telecommunication Services	3,062,358

		TOTAL CORPORATE BONDS & NOTES (Cost — $110,304,499)	111,120,746

ASSET-BACKED SECURITIES — 2.6%
Home Equity — 2.6%
575,069	AA	Countrywide Inc., Asset-Backed Certificates, Series 2002-S3, Class M1, 4.800% due 5/25/32	569,428
3,435,623	AAA	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1, 5.650% due 3/25/35 (b)(c)	3,435,623
3,800,000	Aaa (a)	Irwin Home Equity, Series 2005-1, Class 2A2, 4.720% due 6/25/25	3,760,498
2,000,000	NR	Small Business Administration, 8.080% due 9/25/18 (c)	2,133,172

		TOTAL ASSET-BACKED SECURITIES (Cost — $9,958,854)	9,898,721

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         11

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 26.0%
$2,406,317	AAA	ABN Amro Mortgage Corp., Series 2003-5, Class A11, PAC, 4.750% due 4/25/33	$2,352,240
		American Home Mortgage Investment Trust:
3,427,798	AAA	Series 2005-1, Class 6A, 5.294% due 6/25/45	3,422,262
3,945,152	AAA	Series 2005-4, Class 1A1, 5.640% due 11/25/45 (c)	3,963,564
		Banc of America Funding Corp.:
2,711,387	AAA	Series 2006-D, Class 1A1, 5.520% due 5/20/36 (c)	2,712,959
3,509,527	AAA	Series 2006-E, Class 2A1, 5.868% due 6/20/36 (c)	3,537,077
		Banc of America Mortgage Securities:
1,055,876	AAA	Series 2002-J, Class B1, 4.412% due 9/25/32 (c)	1,052,227
1,885,828	AA+	Series 2003-C1, Class B1, 4.165% due 4/25/33 (c)	1,844,656
3,720,758	AAA	Series 2004-3, Class 1A17, 4.000% due 4/25/34	3,674,102
3,496,778	AAA	Series 2004-E, Class-1A1, 3.504% due 6/25/34 (c)	3,486,818
2,530,814	AAA	CBA Commercial Small Balance Commercial Mortgage, Series 2006-1A, Class A, 5.600% due 6/25/38 (b)(c)	2,530,814
		Countrywide Alternative Loan Trust:
1,133,677	AAA	Series 2005-56, Class 4A1, 5.630% due 11/25/35 (c)	1,137,644
3,655,336	AAA	Series 2005-59, Class 1A2A, 5.700% due 11/20/35 (c)	3,668,466
1,301,093	AAA	Countrywide Asset-Backed Certificates, Series 2005-IM1, Class A2, 5.600% due 7/25/35 (c)	1,302,889
		Countrywide Home Loans:
3,077,479	AAA	Series 2003-2, Class A2, 4.000% due 3/25/33	2,988,150
200,557	AAA	Series 2003-HYB3, Class 6A1, 3.897% due 11/19/33 (c)	201,047
1,800,471	AAA	Series 2004-23, Class A, 7.408% due 11/25/34 (c)	1,835,263
1,162,900	AAA	Countrywide Home Loan, Mortgage Pass-Through Trust, Whole Loan, Series 2003-HYB1, Class 1A1, 3.684% due 3/25/33 (c)	1,159,074
1,092,637	AAA	Downey Savings and Loan Association Mortgage Loan Trust, Series 2005-AR1, Class 2A1A, 5.600% due 3/19/45 (c)	1,096,793
		Federal Home Loan Mortgage Corp. (FHLMC):
304,579	AAA	Series 2525, Class AM, 4.500% due 4/15/32	277,196
472,084	AAA	Structured Pass Through Securities, Series T-51, Class 1A, 6.500% due 9/25/43 (c)	480,362
		Federal National Mortgage Association (FNMA):
702,381	AAA	Series 2003-W15, Class 2A4, 4.250% due 8/25/43	697,235
2,468,988	AAA	Whole Loan, Series 2005-W3, Class 3A, 5.778% due 4/25/45 (c)	2,499,851
5,370,098	AAA	First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 4.455% due 2/25/35 (c)	5,433,557
1,368,955	AAA	Freddie Mac, Series 2860, Class CP, 4.000% due 10/15/17	1,331,283
1,285,383	AAA	Greenpoint Mortgage Funding Trust, Series 2006-AR3, Class 3A1, 5.580% due 9/25/35 (c)	1,289,409
2,276,671	AAA	GSMPS Mortgage Loan Trust, 5.700% due 9/25/35 (c)	2,281,447
2,722,750	AA	GSR Mortgage Loan Trust, Series 2004-11, Class B1, 4.562% due 9/25/34 (c)	2,709,840
1,805,399	AAA	Harborview Mortgage Loan Trust, Series 2006-1, Class 2A1A, 5.590% due 3/19/37 (c)	1,808,911

See Notes to Financial Statements.

12         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 26.0% (continued)
$1,920,477	AAA	Indymac Index Mortgage Loan Trust, Series 2004-AR14, Class 2A1A, 5.710% due 1/25/35 (c)	$1,929,082
3,203,910	AAA	Luminent Mortgage Trust, 5.550% due 2/25/46 (c)	3,202,226
		MASTR:
1,288,259	AAA	Adjustable Rate Mortgages Trust, Series 2003-6, Class-1A2, 3.088% due 12/25/33 (c)	1,305,000
		Asset Securitization Trust:
355,400	AAA	Series 2003-4, Class 6A2, 4.375% due 5/25/33	344,964
1,304,406	AAA	Series 2004-1, Class 1A1, 5.000% due 2/25/34	1,290,320
		Merrill Lynch Mortgage Investors Inc.:
2,652,359	AA+	Series 2003-A2, Class 2M1, 5.157% due 3/25/33 (c)	2,700,918
678,232	AAA	Series 2003-A6, Class 1A, 5.729% due 9/25/33 (c)	678,431
		Structured ARM Loan Trust:
704,467	AAA	Series 2004-04, Class 3A1, 3.640% due 4/25/34 (c)	687,361
896,957	AAA	Series 2004-07, Class A1, 5.620% due 6/25/34 (c)	897,452
1,795,947	AAA	Series 2005-4, Class 1A1, 5.320% due 3/25/35 (c)	1,785,686
		Structured Asset Securities Corp.:
2,827,142	AA	Series 2002-03, Class B2, 6.500% due 3/25/32	2,823,508
982,971	AAA	Series 2002-08A, Class 7A1, 6.943% due 5/25/32 (c)	986,286
641,197	AA	Series 2002-11A, Class B2II, 5.900% due 6/25/32 (c)	638,606
867,459	A	Series 2002-16A, Class B2II, 6.367% due 8/25/32 (c)	860,836
2,126,731	AAA	Series 2004-02, Class 4A1, 4.260% due 3/25/34 (c)	2,099,993
980,957	AAA	Series 2004-05, Class 1A, 4.469% due 5/25/34 (c)	982,063
2,405,560	AAA	Series 2005-RF3, Class 2A, 5.948% due 6/25/35 (b)(c)	2,441,643
		Washington Mutual Inc.:
1,440,303	AAA	Series 2005-AR8, Class 2A1A, 5.640% due 7/25/45 (c)	1,446,055
1,720,934	AAA	Series 2005-AR9, Class A1A, 5.670% due 7/25/45 (c)	1,727,726
		Washington Mutual Mortgage Pass-Through Certificates:
2,914,837	AAA	Series 2003-MS8, Class 1A7, 5.500% due 5/25/33	2,907,275
1,323,106	AAA	Whole Loan, Series 2003-AR5, Class A7, 4.208% due 6/25/33 (c)	1,310,724
3,430,401	AAA	Washington Mutual Pass Through Certificates, Series 2005-AR15, Class A1A2, 5.630% due 11/25/45 (c)	3,445,803
		Wells Fargo Mortgage Backed Securities Trust:
1,102,936	Aaa (a)	Series 2003-4, Class A17, PAC, 4.500% due 6/25/33	1,087,489
1,694,538	A	Series 2004-I, Class B2, 4.853% due 7/25/34 (c)	1,695,983

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $100,293,575)	100,050,566

MORTGAGE-BACKED SECURITIES — 25.8%
FHLMC — 0.1%
185,603		Federal Home Loan Mortgage Corp. (FHLMC), 7.279% due 6/1/31 (c)	189,636

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         13

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Rating‡	Security	Value

FNMA — 25.7%
		Federal National Mortgage Association (FNMA):
$183,799		6.074% due 5/1/32 (c)	$187,249
809,315		5.298% due 8/1/32 (c)	822,642
1,362,741		4.847% due 12/1/32 (c)	1,376,368
1,529,865		4.625% due 1/1/33 (c)	1,540,922
2,350,501		4.522% due 6/1/33 (c)	2,316,931
2,331,799		3.914% due 5/1/34	2,298,675
2,884,894		4.499% due 8/1/34 (c)	2,907,771
5,695,627		4.830% due 5/1/35 (c)	5,684,884
61,700,000		5.000% due 1/11/37 (e)(f)	59,579,062
21,900,000		6.000% due 1/11/37 (e)(f)	22,050,563

		Total FNMA	98,765,067

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $98,043,606)	98,954,703

SOVEREIGN BOND — 0.8%
Russia — 0.8%
2,820,000	BBB+	Russian Federation, 5.000% due 3/31/30 (b) (Cost — $3,022,188)	3,188,363

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 5.4%
U.S. Government Agencies — 1.6%
		Federal National Mortgage Association (FNMA):
3,700,000		5.000% due 1/15/07	3,699,715
2,330,883		Six Month LIBOR, 4.637% due 4/1/33 (c)	2,323,356

		Total U.S. Government Agencies	6,023,071

U.S. Government Obligation — 3.8%
		U.S. Treasury Notes:
5,900,000		3.625% due 4/30/07	5,875,113
200,000		3.125% due 9/15/08 (g)	194,516
7,620,000		4.500% due 9/30/11	7,555,413
1,000,000		4.625% due 10/31/11	996,680

		Total U.S. Government Obligations	14,621,722

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $20,732,400)	20,644,793

U.S. TREASURY INFLATION PROTECTED SECURITIES — 3.3%
		U.S. Treasury Notes, Inflation Indexed:
9,355,204		2.375% due 4/15/11	9,320,861
518,830		1.875% due 7/15/15	497,367
2,898,318		2.500% due 7/15/16	2,921,189

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $12,684,944)	12,739,417

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $355,040,066)	356,597,309

See Notes to Financial Statements.

14         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Schedule of Investments (December 31, 2006) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENTS — 28.0%
U.S. Government Agency — 0.3%
$1,200,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.167% due 6/25/07 (g)(h)	$1,170,907

U.S. Government Obligation — 1.0%
3,750,000	U.S. Treasury Bills, 4.931% due 1/11/07 (h)	3,744,927

Repurchase Agreement — 26.7%
102,740,000	Nomura Securities International Inc. repurchase agreement dated 12/29/06, 5.270% due 1/2/07; Proceeds at maturity — $102,800,160; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.750% due 1/24/07 to 4/14/10; Market value — $104,795,665) (i)	102,740,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $107,655,760)	107,655,834

	TOTAL INVESTMENTS — 120.8% (Cost — $462,695,826#)	464,253,143
	Liabilities in Excess of Other Assets — (20.8)%	(79,933,262)

	TOTAL NET ASSETS — 100.0%	$384,319,881

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted. All ratings are unaudited.

(a)	Rating by Moody’s Investors Service. All ratings are unaudited.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2006.

(d)	Perpetual Maturity. Maturity date presented represents the next call date.

(e)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(f)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is segregated for open futures contracts, TBA’s, and/or mortgage dollar rolls.

#	Aggregate cost for federal income tax purposes is $463,117,369.

See page 16 for definitions of ratings.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
LIBOR	— London Interbank Offered Rate
MASTR	— Mortgage Asset Securitization Transactions Inc.
PAC	— Planned Amortization Class

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         15

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch Ratings Service.

16         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Statement of Assets and Liabilities (December 31, 2006)

ASSETS:
Investments, at value (Cost — $359,955,826)	$361,513,143
Repurchase agreement, at value (Cost — $102,740,000)	102,740,000
Cash	717
Interest receivable	2,344,434
Receivable for Fund shares sold	1,922,640
Receivable from manager	6,769
Principal paydown receivable	2,426
Prepaid expenses	25,431

Total Assets	468,555,560

LIABILITIES:
Payable for securities purchased	82,394,363
Distributions payable	1,152,500
Payable for Fund shares repurchased	410,107
Investment management fee payable	146,526
Payable to broker — variation margin on open futures contracts	23,704
Directors’ fees payable	15,019
Deferred compensation payable	12,696
Distribution fees payable	7,415
Deferred dollar roll income	119
Accrued expenses	73,230

Total Liabilities	84,235,679

Total Net Assets	$384,319,881

NET ASSETS:
Par value (Note 6)	$929,927
Paid-in capital in excess of par value	394,410,902
Overdistributed net investment income	(9,151)
Accumulated net realized loss on investments and futures contracts	(12,262,222)
Net unrealized appreciation on investments and futures contracts	1,250,425

Total Net Assets	$384,319,881

Shares Outstanding:
Class A	17,051,338

Class B	845,052

Class C	2,159,149

Class I(1)	72,937,149

Net Asset Value:
Class A (and redemption price)	$4.13

Class B(2)	$4.13

Class C (and redemption price)	$4.14

Class I(1) (and redemption price)	$4.13

Maximum Public Offering Price Per Share:
Class A(3) (based on maximum initial sales charge of 2.25%)	$4.23

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

(3)	Class A shares maximum initial sales charge increased from 2.00% to 2.25% on November 20, 2006.

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         17

Statement of Operations (For the year ended December 31, 2006)

INVESTMENT INCOME:
Interest	$16,335,822

EXPENSES:
Investment management fee (Note 2)	1,684,763
Distribution fees (Notes 2 and 4)	302,789
Transfer agent fees (Note 4)	71,169
Registration fees	45,625
Legal fees	42,391
Shareholder reports (Note 4)	39,517
Directors’ fees (Note 11)	23,343
Audit and tax	20,601
Restructuring and reorganization fees (Note 11)	14,500
Insurance	9,185
Custody fees	1,223
Miscellaneous expenses	18,475

Total Expenses	2,273,581
Less: Fee waivers and/or expense reimbursements (Notes 2, 8 and 11)	(26,352)

Net Expenses	2,247,229

Net Investment Income	14,088,593

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investment transactions	(2,119,455)
Futures contracts	(2,930,645)

Net Realized Loss	(5,050,100)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	6,854,664
Futures contracts	(276,105)

Change in Net Unrealized Appreciation/Depreciation	6,578,559

Increase From Payment by Affiliate (Note 2)	16,500

Net Gain on Investments and Futures Contracts	1,544,959

Increase in Net Assets From Operations	$15,633,552

See Notes to Financial Statements.

18         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Statements of Changes in Net Assets (For the years ended December 31,)

	2006	2005
OPERATIONS:
Net investment income	$14,088,593	$10,405,505
Net realized loss	(5,050,100)	(898,464)
Change in net unrealized appreciation/depreciation	6,578,559	(3,547,350)
Increase from payment by affiliate (Note 2)	16,500	—

Increase in Net Assets From Operations	15,633,552	5,959,691

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(16,399,130)	(10,923,590)

Decrease in Net Assets From Distributions to Shareholders	(16,399,130)	(10,923,590)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	124,881,093	111,073,438
Reinvestment of distributions	3,394,782	2,700,131
Cost of shares repurchased	(99,666,288)	(124,373,669)

Increase (Decrease) in Net Assets From Fund Share Transactions	28,609,587	(10,600,100)

Increase (Decrease) in Net Assets	27,844,009	(15,563,999)
NET ASSETS:
Beginning of year	356,475,872	372,039,871

End of year*	$384,319,881	$356,475,872

* Includes undistributed (overdistributed) net investment income of:	$(9,151)	$15,078

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         19

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2006		2005	2004		2003	2002
Net Asset Value, Beginning of Year	$4.14		$4.20	$4.25		$4.28	$4.17

Income (Loss) From Operations:
Net investment income	0.14		0.11	0.10		0.10	0.15
Net realized and unrealized gain (loss)	0.02		(0.05)	(0.04)		(0.01)	0.11

Total Income From Operations	0.16		0.06	0.06		0.09	0.26

Less Distributions From:
Net investment income	(0.17)		(0.12)	(0.11)		(0.12)	(0.15)

Total Distributions	(0.17)		(0.12)	(0.11)		(0.12)	(0.15)

Net Asset Value, End of Year	$4.13		$4.14	$4.20		$4.25	$4.28

Total Return(2)	3.98%		1.44%	1.45%		2.16%	6.36%

Net Assets, End of Year (millions)	$70		$83	$91		$91	$90

Ratios to Average Net Assets:
Gross expenses	0.86	%†	0.88%	0.88%		0.87%	0.95%
Net expenses	0.84	(3)†	0.88	0.88	(3)	0.87	0.95
Net investment income	3.52		2.72	2.32		2.44	3.49

Portfolio Turnover Rate	124	%(4)	49%	34	%(4)	56%	71%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

(4)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 270% and 51% for the years ended December 31, 2006 and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.85% and 0.83%, respectively (Note 11).

See Notes to Financial Statements.

20         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2006		2005	2004		2003(2)
Net Asset Value, Beginning of Period	$4.14		$4.19	$4.25		$4.26

Income (Loss) From Operations:
Net investment income	0.12		0.09	0.08		0.07
Net realized and unrealized gain (loss)	0.02		(0.04)	(0.05)		0.02

Total Income From Operations	0.14		0.05	0.03		0.09

Less Distributions From:
Net investment income	(0.15)		(0.10)	(0.09)		(0.10)

Total Distributions	(0.15)		(0.10)	(0.09)		(0.10)

Net Asset Value, End of Period	$4.13		$4.14	$4.19		$4.25

Total Return(3)	3.39%		1.16%	0.71%		2.04%

Net Assets, End of Period (millions)	$3		$4	$6		$3

Ratios to Average Net Assets:
Gross expenses	1.42	%†	1.40%	1.39%		1.42	%(4)
Net expenses	1.41	(5)†	1.40	1.38	(5)	1.42	(4)
Net investment income	2.95		2.19	1.80		1.84	(4)

Portfolio Turnover Rate	124	%(6)	49%	34	%(6)	56%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period January 13, 2003 (inception date) to December 31, 2003.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 270% and 51% for the years ended December 31, 2006 and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.41% and 1.41%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         21

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)	2006		2005	2004		2003	2002(2)
Net Asset Value, Beginning of Period	$4.15		$4.20	$4.26		$4.28	$4.24

Income (Loss) From Operations:
Net investment income	0.12		0.09	0.08		0.08	0.05
Net realized and unrealized gain (loss)	0.02		(0.04)	(0.05)		0.00 (3)	0.05

Total Income From Operations	0.14		0.05	0.03		0.08	0.10

Less Distributions From:
Net investment income	(0.15)		(0.10)	(0.09)		(0.10)	(0.06)

Total Distributions	(0.15)		(0.10)	(0.09)		(0.10)	(0.06)

Net Asset Value, End of Period	$4.14		$4.15	$4.20		$4.26	$4.28

Total Return(4)	3.39%		1.14%	0.67%		1.88%	2.34%

Net Assets, End of Period (millions)	$9		$13	$24		$26	$10

Ratios to Average Net Assets:
Gross expenses	1.46	%†	1.41%	1.41%		1.39%	1.32	%(5)
Net expenses	1.42	(6)†	1.41	1.41	(6)	1.39	1.32	(5)
Net investment income	2.92		2.15	1.77		1.85	2.81	(5)

Portfolio Turnover Rate	124	%(7)	49%	34	%(7)	56%	71%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period August 5, 2002 (inception date) to December 31, 2002.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	Reflects fee waivers and/or expense reimbursements.

(7)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 270% and 51% for the years ended December 31, 2006 and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.45% and 1.41%, respectively (Note 11).

See Notes to Financial Statements.

22         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class I Shares(1)(2)	2006		2005	2004		2003		2002
Net Asset Value, Beginning of Year	$4.14		$4.20	$4.26		$4.28		$4.17

Income (Loss) From Operations:
Net investment income	0.16		0.13	0.11		0.12		0.17
Net realized and unrealized gain (loss)	0.02		(0.05)	(0.04)		(0.00	)(3)	0.11

Total Income From Operations	0.18		0.08	0.07		0.12		0.28

Less Distributions From:
Net investment income	(0.19)		(0.14)	(0.13)		(0.14)		(0.17)

Total Distributions	(0.19)		(0.14)	(0.13)		(0.14)		(0.17)

Net Asset Value, End of Year	$4.13		$4.14	$4.20		$4.26		$4.28

Total Return(4)	4.34%		1.83%	1.61%		2.78%		6.81%

Net Assets, End of Year (millions)	$302		$256	$251		$201		$130

Ratios to Average Net Assets:
Gross expenses	0.50	%†	0.50%	0.49%		0.50%		0.52%
Net expenses	0.49	(5)†	0.50	0.49	(5)	0.50		0.52
Net investment income	3.87		3.09	2.69		2.79		3.93

Portfolio Turnover Rate	124	%(6)	49%	34	%(6)	56%		71%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(3)	Amount represents less than $0.01 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	Reflects fee waivers and/or expense reimbursements.
(6)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 270% and 51% for the years ended December 31, 2006 and 2004, respectively.

†	Included in the expense ratios are certain non-recurring restructuring (and reorganization if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.49% and 0.48%, respectively (Note 11).

See Notes to Financial Statements.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         23

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Short-Term Investment Grade Bond Fund (formerly known as Smith Barney Short-Term Investment Grade Bond Fund ) (the “Fund”) is a separate diversified investment fund of Legg Mason Partners Funds, Inc. (formerly known as Smith Barney Funds, Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates, as a substitute for buying or selling securities or as a cash flow management technique. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

24         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Distributions to Shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         25

Notes to Financial Statements (continued)

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Paid-in Capital
(a)	$14,500	$(14,500)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

During the year ended December 31, 2006, SBFM and LMPFA reimbursed the Fund $16,500 for losses incurred from an investment transaction error.

During the year ended December 31, 2006, SBFM and LMPFA waived a portion of their investment management fee in the amount of $11,694. In addition, during the year ended December 31, 2006, the Fund was reimbursed for expenses amounting to $14,658.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

26         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Notes to Financial Statements (continued)

There was a maximum initial sales charge of 2.00% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares increased from 2.00% to 2.25% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within six months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2006, LMIS and its affiliates received sales charges of approximately $100 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B
CDSCs	$0*	$6,000

*	Amount represents less than $1,000.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. Effective January 1, 2006, the Board of Directors voted to discontinue offering the Plan to its members. This change will have no effect on fees previously deferred. As of December 31, 2006, the Fund had accrued $12,696 as deferred compensation payable.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$182,261,201	$295,240,559

Sales	226,519,117	215,684,259

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         27

Notes to Financial Statements (continued)

At December 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,751,923
Gross unrealized depreciation	(1,616,149)

Net unrealized appreciation	$1,135,774

At December 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. 2 Year Treasury Notes	1,161	3/07	$237,497,680	$236,880,281	$(617,399)

Contracts to Sell:
U.S. 5 Year Treasury Notes	72	3/07	7,609,781	7,564,500	45,281
U.S. 10 Year Treasury Notes	500	3/07	53,999,602	53,734,376	265,226

Net Unrealized Loss on Open Future Contracts					$(306,892)

During the year ended December 31, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $516,976,175. For the year ended December 31, 2006, the Fund recorded interest income of $155,041 related to such transactions. At December 31, 2006, the Fund had outstanding mortgage dollar rolls with a total cost of $62,440,550.

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$193,275	$57,807	$23,963
Class B	29,326	2,894	3,787
Class C	80,188	10,389	11,696
Class I†	—	79	71

Total	$302,789	$71,169	$39,517

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

LMIS and CGM have agreed to reimburse the Fund for any amount which exceeds the payments made by the Fund with respect to the distribution plan for Class A shares over the cumulative unreimbursed amounts spent by LMIS and CGM in performing their services under the distribution plan. During the year ended December 31, 2006, no reimbursement was required.

28         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Notes to Financial Statements (continued)

5.	Distributions to Shareholders by Class

	Year Ended December 31, 2006	Year Ended December 31, 2005
Net Investment Income:
Class A	$3,194,234	$2,538,619
Class B	139,640	119,408
Class C	377,977	399,387
Class I†	12,687,279	7,866,176

Total	$16,399,130	$10,923,590

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Capital Shares

At December 31, 2006, the Company had 2 billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,071,708	$12,678,548	6,774,731	$28,283,433
Shares issued on reinvestment	711,298	2,930,283	551,126	2,292,888
Shares repurchased	(6,775,692)	(27,903,382)	(9,080,217)	(37,819,328)

Net Decrease	(2,992,686)	$(12,294,551)	(1,754,360)	$(7,243,007)

Class B
Shares sold	152,941	$629,596	329,305	$1,372,113
Shares issued on reinvestment	25,187	103,740	20,001	83,175
Shares repurchased	(399,454)	(1,647,062)	(629,791)	(2,618,963)

Net Decrease	(221,326)	$(913,726)	(280,485)	$(1,163,675)

Class C
Shares sold	287,839	$1,187,087	657,541	$2,740,248
Shares issued on reinvestment	68,335	281,796	69,973	291,664
Shares repurchased	(1,419,743)	(5,857,960)	(3,188,046)	(13,305,625)

Net Decrease	(1,063,569)	$(4,389,077)	(2,460,532)	$(10,273,713)

Class I†
Shares sold	26,758,916	$110,385,862	18,882,018	$78,677,644
Shares issued on reinvestment	19,154	78,963	7,824	32,404
Shares repurchased	(15,599,546)	(64,257,884)	(16,932,926)	(70,629,753)

Net Increase	11,178,524	$46,206,941	1,956,916	$8,080,295

†	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         29

Notes to Financial Statements (continued)

7.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 1/31/2007	$0.014183	$0.012301	$0.011979	$0.015399

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2006	2005
Distributions Paid From:
Ordinary Income	$16,399,130	$10,923,590

As of December 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$7,009

Capital loss carryforward *	(11,722,731)
Other book/tax temporary differences (a)	(134,108)
Unrealized appreciation/(depreciation) (b)	828,882

Total accumulated earnings/(losses) — net	$(11,020,948)

*	As of December 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2007	$(1,708,699)
12/31/2008	(800,922)
12/31/2012	(1,003,745)
12/31/2013	(1,462,683)
12/31/2014	(6,746,682)

$(11,722,731)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains/(losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book/tax amortization methods for premium on fixed income securities.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999

30         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Notes to Financial Statements (continued)

when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         31

Notes to Financial Statements (continued)

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s manager and its affiliates to continue to render services to the Fund under their respective contracts.

*  *   *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice,

32         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Notes to Financial Statements (continued)

except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

11.	Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portion of the costs that are borne by the fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary for expense cap purposes and are not subject to the Fund’s expense limitation agreement. See also “Additional Shareholder Information” at the end of this report.

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         33

Notes to Financial Statements (continued)

12.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

34         Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Short-Term Investment Grade Bond Fund (formerly Short-Term Investment Grade Bond Fund), a series of Legg Mason Partners Funds, Inc. (formerly Smith Barney Funds, Inc.), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Short-Term Investment Grade Bond Fund as of December 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 26, 2007

Legg Mason Partners Short-Term Investment Grade Bond Fund 2006 Annual Report         35

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Short-Term Investment Grade Bond Fund (formerly known as Smith Barney Short-Term Investment Grade Bond Fund) (the “Fund”) are managed under the direction of the Board of Directors of Legg Mason Partners Funds, Inc. (formerly known as Smith Barney Funds, Inc.) (the “Company”). Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company’s Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group, PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1982	Retired	27	None

Richard E. Hanson Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1994	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1982	Investment Counselor	27	None

John P. Toolan 7202 Southeast Golf Ridge Way Hobe Sound, Florida 33455 Birth Year: 1930	Director	Since 1992	Retired	27	None

36         Legg Mason Partners Short-Term Investment Grade Bond Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors, LLC (“LMPFA”) (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	None

Officers:
Robert J. Brault Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)	N/A	N/A

Legg Mason Partners Short-Term Investment Grade Bond Fund         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

38         Legg Mason Partners Short-Term Investment Grade Bond Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and of certain of its affiliates.

Legg Mason Partners Short-Term Investment Grade Bond Fund         39

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Fund’s Board Members. The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions as to the following proposals: (1) elect Board Members and (2) Revise Fundamental Investment Policies.

Proposal 1: Election of Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Elliot J. Berv	91,088,808.417	1,826,157.787	0.000
A. Benton Cocanougher	91,123,275.732	1,791,690.472	0.000
Jane F. Dasher	91,156,089.215	1,758,876.989	0.000
Mark T. Finn	91,120,905.371	1,794,060.833	0.000
Rainer Greeven	91,109,672.920	1,805,293.284	0.000
Stephen Randolph Gross	91,092,999.033	1,821,967.171	0.000
Richard E. Hanson, Jr.	91,107,660.335	1,807,305.869	0.000
Diana R. Harrington	91,130,164.739	1,784,801.465	0.000
Susan M. Heilbron	91,148,050.568	1,766,915.636	0.000
Susan B. Kerley	91,144,872.509	1,770,093.695	0.000
Alan G. Merten	91,140,631.105	1,774,335.099	0.000
R. Richardson Pettit	91,138,754.098	1,776,212.106	0.000
R. Jay Gerken, CFA	91,079,993.840	1,834,972.364	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Proposal 2: Revise Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-votes
Borrowing Money	49,146,084.069	474,594.292	124,997.070	447,698.000
Underwriting	49,130,437.323	491,295.772	123,942.336	447,698.000
Lending	49,153,888.464	450,011.445	141,775.522	447,698.000
Issuing Senior Securities	49,155,318.442	430,502.428	159,854.561	447,698.000
Real Estate	49,134,606.500	443,717.805	167,351.126	447,698.000
Commodities	49,103,975.095	481,845.775	159,854.561	447,698.000
Concentration	49,154,722.096	436,349.774	154,603.561	447,698.000
Diversification	49,163,091.999	449,081.855	133,501.577	447,698.000
Non-Fundamental	49,124,835.767	475,937.285	144,902.379	447,698.000

40         Legg Mason Partners Short-Term Investment Grade Bond Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2006:

Record Date: Payable Date:	Daily Monthly

Interest from Federal Obligations	6.95%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Partners Short-Term Investment Grade Bond Fund         41

Legg Mason Partners

Short-Term Investment
Grade Bond Fund

DIRECTORS Lee Abraham Jane F. Dasher Donald R. Foley R. Jay Gerken, CFA Chairman Richard E. Hanson, Jr. Paul Hardin Roderick C. Rasmussen John P. Toolan

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Western Asset Management Company

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts

01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Short-Term Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD0834 2/07	SR07-263

Legg Mason Partners

Short-Term Investment

Grade Bond Fund

The Fund is a separate investment fund of the Legg Mason Partners Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS SHORT-TERM INVESTMENT GRADE BOND FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form NQs are available on the Commission’s website at www.sec.gov. The Fund’s Form NQs may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane F. Dasher, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2005 and December 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,500 in 2005 and $58,500 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,700 in 2005 and $7,300 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Funds, Inc.requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Funds, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Funds, Inc.

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Funds, Inc.

Date: March 9, 2007

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of Legg Mason Partners Funds, Inc.

Date: March 9, 2007